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                                                                   Exhibit 10.23

                        FIRST AMENDMENT TO POST-PETITION
                  MULTICURRENCY SUPERPRIORITY CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO POST-PETITION MULTICURRENCY SUPERPRIORITY CREDIT AGREEMENT, dated as of July 31, 2002 (this "Amendment"), amends the Post-Petition Multicurrency Superpriority Credit Agreement, dated as of May 16, 2002 (the "Credit Agreement"), among AWP Ltd., Bermuda company number 32233, to be renamed APW Ltd. (the "Borrower"), (as successor to APW Ltd., Bermuda company number 28596, to be renamed BQX Ltd. ("Oldco")) a Bermuda company, the various financial institutions parties thereto (collectively, the "Lenders"), Bank of America, National Association, as Post-Petition Agent (in such capacity, the "Post-Petition Agent") and U.S. Collateral Agent, Oaktree Capital Management, LLC, as Lead Arranger and Book Manger and Royal Bank of Scotland, Plc, as Lead Arranger and Book Manager and as U.K. Collateral Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

       WHEREAS, on May 16, 2002 (the "Commencement Date"), Oldco and its wholly owned indirect subsidiary, Vero Electronics, Inc. (the "Debtors") filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") a voluntary petition for relief under chapter 11 of title 11, United States Code (the "Bankruptcy Code"); and

       WHEREAS, on May 30, 2002, a proceeding was commenced pursuant to the Companies Act 1981 with respect to Oldco in the Bermuda Supreme Court in connection with a winding-up petition; and

       WHEREAS, on May 30, 2002, the Bermuda court appointed Malcolm L. Butterfield of KPMG Bermuda and Philip W. Wallace of KPMG, London, England as joint provisional liquidators of Oldco;

       WHEREAS, on July 23, 2002, the Bankruptcy Court entered a Confirmation Order (the "Confirmation Order") confirming the Amended and Restated Plan of Reorganization of the Debtors dated as of June 19, 2002 (as further amended, modified or restated hereafter, the "Plan"); and

       WHEREAS, pursuant to the terms of the Plan, all of the assets which were to be retained by Reorganized APW (as defined the Plan) under the Plan shall be and have been assigned by Oldco to Borrower and Borrower has accepted the assignment of such assets, and all of the liabilities which were to be retained by Reorganized APW under the Plan shall be and have been assigned by Oldco to Borrower and Borrower has accepted the assignment of such liabilities;

       WHEREAS, the Lenders agreed pursuant to the Credit Agreement to make available to the Borrower a revolving credit facility of up to $110,000,000;

       WHEREAS, the Lenders have agreed to extend the maturity of the Credit Agreement, subject to the following terms and conditions.

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       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

       SECTION 1. AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.9 below.

            1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "Confirmation Order" means the order of the Bankruptcy Court dated July 23, 2002 confirming the Plan."

                  "First Amendment" means the First Amendment to this Agreement, dated as of July 31, 2002."

                  "Oldco" means APW Ltd., Bermuda company number 28596, to be renamed BQX Ltd."

                  "Valencia Lease" means the lease agreement, dated as of
            September 15, 1998, between Assex XV Holdings Company, L.L.C. as Lessor, and Zero Corporation n/k/a APW North America, Inc. as Lessee, as amended, together with the Ground Lease, the Participation Agreement, the Loan Agreement and the other Operative Documents, as amended (all as defined in such lease agreement), relating to a synthetic lease of land and improvements located at 28545 Livingston Avenue West, Valencia, California."

            1.2   Amendment to Definitions.

                  (i) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Applicable Margin" means:

                        (i)    4.00% with respect to Tranche A Offshore Rate
                  Loans;

                        (ii)   2.00% with respect to Tranche A Base Rate Loans;

                        (iii) 4.75% with respect to Tranche B Offshore Rate Loans and Tranche B Letters of Credit;

                        (iv)   2.75% with respect to Tranche B Base Rate Loans;

                        (v) 5.50% with respect to Tranche C Offshore Rate Loans; and

                        (vi)   3.50% with respect to Tranche C Base Rate Loans;

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                  provided, that each of the percentages listed in clauses
                  (i)-(vi) above shall be increased by 0.50% on the date three months after the date hereof and an additional 0.50% at each three month interval thereafter."

                        (ii) The definition of "Borrower" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                               "Borrower" means AWP Ltd., Bermuda company number
                        32233, to be renamed APW Ltd."

                        (iii)  The definition of "Computation Period" in
            Section 1.1 of the Credit Agreement is hereby deleted.

                        (iv)   The definition of "Consolidated Net Income" in
            Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                        "Consolidated Net Income" means, for any period, all
                  amounts which, in conformity with GAAP, would be included under net income on a consolidated income statement of a Person and its Subsidiaries for such period, exclusive of Affiliate equity earnings, inclusive of Affiliate cash dividends (to the extent of Affiliate equity earnings)."

                        (v) The definition of "Debt" in Section 1.1 of the Credit Agreement is hereby amended by inserting the phase "; provided, however, that neither the Valencia Lease nor the principal amount of the Loan Notes shall constitute Debt hereunder." at the end of the first sentence.

                        (vi) The definition of "Debtors" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                        "Debtors" means Oldco and Vero Electronics, Inc."

                        (vii) The definition of "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                        "EBITDA" means, for any period, the sum of (a)
                  Consolidated Net Income for such period, plus (b) the aggregate amount deducted (or minus the aggregate amount added) with respect to federal, state, local and foreign income taxes in determining such Consolidated Net Income, plus
                  (c) Consolidated Interest Expense for such period (net of consolidated interest income of a Person and its Subsidiaries for such period), plus (d) depreciation and amortization for such period, plus (e) to the extent deducted in determining Consolidated Net Income, Reorganization Items for such period, plus (f) to the extent deducted in determining Consolidated Net Income, Restructuring Expenses for such period.

                        Items (b), (c), (d) and (e) above should be calculated
                  excluding any extraordinary and/or non-recurring gains or losses which have been included in the calculation of Consolidated Net Income. Such items may include, but are not

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                  limited to, any write down or impairment of assets of any
                  Person and its subsidiaries."

                         (viii) The definition of "EBITDARR" in Section 1.1 of the Credit Agreement is hereby deleted.

                         (ix)    The definition of "Excess Cash Flow" in Section
             1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Excess Cash Flow" means, for any Fiscal Year
                  (commencing on or after September 1, 2002), Consolidated Net Income plus depreciation and amortization, minus capital expenditures (excluding the financed portion thereof (including with proceeds of equity, debt, asset sales or insurance)), plus other non-cash charges (including with respect to taxes) and Interest Expense to the extent deducted in determining Consolidated Net Income plus decreases or minus increases in Working Capital minus Interest Expense paid in cash for such period, minus scheduled principal payments paid in respect of Debt."

                         (x) The definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Fixed Charge Coverage Ratio" means for any period, for
                  the Borrower and its Subsidiaries on a consolidated basis, the ratio of: (a) EBITDA minus the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures minus payments on Capitalized Leases to (b) Interest Expense plus scheduled principal payments on Debt.

                         (xi) The definition of "Impermissible Change in Control" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Impermissible Change in Control" means at any time,
                  any Person or group of Persons acting in concert (other than the existing equityholders on the effective date of the First Amendment), which are unacceptable to the Majority Lenders, have obtained control of more than 20% of the issued and outstanding shares of voting stock of the Borrower."

                         (xii)   The definition of "Intercreditor Agreement" in
             Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Intercreditor Agreement" shall mean that Intercreditor
                  Agreement, dated as of July 31, 2002 in substantially the form of Exhibit F."

                         (xiii)  The definition of "Interest Coverage Ratio" in
             Section 1.1 of the Credit Agreement is hereby deleted.

                         (xiv)   The definition of "Interest Expense" in Section
             1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

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                         "Interest Expense" means, for any period, the
                  consolidated interest expense of the Borrower and its Subsidiaries for such period, as determined in accordance with GAAP and in any event including, without duplication, interest on the Loan Notes paid by the Borrower or any of its Subsidiaries, all commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptances, net costs under interest rate protection agreements, the portion of any Capital Leases allocable to consolidated interest expense and losses and discounts attributable to the sale of receivables and related assets, but excluding, to the extent included therein, non-cash amortization expenses.

                         (xv)    The definition of "Leverage Ratio" in Section
             1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Leverage Ratio" means on any date, for the Borrower
                  and its Subsidiaries on a consolidated basis the ratio of (a) Total Debt on such date to (b) EBITDA for the twelve month period then ending."

                         (xvi) The definition of "Loan Notes" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Loan Notes" means (a) Deed Constituting Floating Rate
                  Unsecured Loan Notes 2008, dated June 19, 1998, as amended, by Applied Power Limited and National Westminster Bank PLC, (b) Deed Constituting Floating Rate Unsecured Loan Notes 2003, dated October 13, 1998 as amended, by APW Enclosure Systems Limited and National Westminster Bank PLC, (c) Counter-Indemnity Agreement, dated on or about May 25, 2001 by and among APW and National Westminster Bank PLC, (d) the Payment Agreement dated June 28, 2002 with National Westminster Bank, PLC and (e) all notes, guaranties, pledges, and other agreements and documents given or issued pursuant thereto or in connection therewith."

                         (xvii)  The definition of "Permitted Liens" in Section
             1.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end of the definition:

                         "(j)    other Liens securing obligations permitted
             under Sections 11.22(d) or (e)."

                         (xviii) The definition of "Restructuring Consultant" in
             Section 1.1 of the Credit Agreement is hereby deleted.

                         (xix)   The definition of "Stated Termination Date" in
             Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Stated Termination Date" means (a) with respect to the
                  Tranche A Loans and the Tranche A Commitment, November 15, 2003; (b) with respect to the Tranche B Loans, the Tranche B Letters of Credit and the Tranche B

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                  Commitment, November 15, 2003; and (c) with respect to the
                  Tranche C Loans and the Tranche C Commitment, May 15, 2004."

                         (xx)   The definition of "Tangible Net Assets" in
             Section 1.1 of the Credit Agreement is hereby deleted.

                         (xxi)  The definition of "Working Capital" in Section
             1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                         "Working Capital" means consolidated current assets of
                  the Borrower and its Subsidiaries (excluding cash and Cash Equivalents) minus consolidated current liabilities of the Borrower and its Subsidiaries (excluding the current portion of any long term Debt including loans under the Loan Documents)."

                  1.3    Amendments to Guaranties and Collateral.

                         (i) Section 7.2(c)(v) of the Credit Agreement is hereby amended by inserting the phrase "and payments hereunder, under the Loan Documents and under the Pre-Petition Credit Agreement" at the end of such Section.

                         (ii) Section 7.2(c)(vi) of the Credit Agreement is hereby amended by deleting the reference to "$2,000,000" where it appears in such Section and replacing it with "$5,000,000."

                  1.4 Amendments to Priority of Payments, Taxes, Yield Protection and Illegality.

                         (i) Section 8.1 (Second)(i) of the Credit Agreement is hereby amended by inserting a comma and the word "indemnities" after the word "fees" where it appears in such Section.

                  1.5    Amendments to Representations and Warranties.

                         (i) Section 10.4 of the Credit Agreement is hereby amended by deleting all references to "the Borrower" where they appear in such Section and replacing all such references with "Oldco."

                  1.6    Amendments to Covenants.

                         (i) Section 11.1(c) of the Credit Agreement is hereby amended by inserting the words ", calculating compliance with Section 11.6(a)" at the end of such section.

                         (ii) Section 11.1(d) of the Credit Agreement is hereby amended to state in its entirety as follows:

                                "Monthly Cash Flow Forecast. On or before the
                  first Thursday that is on or following the 15/th/ of each month, in form and substance

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                     acceptable to the Majority Lenders, a rolling four week
                     cash flow forecast plus three additional months for the Borrower and its Subsidiaries on a consolidated basis in reasonable detail."

                     (iii) Section 11.1(e) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "RESERVED."

                     (iv) Section 11.1(f) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "Comparison Reports. On or before the first Thursday
                     that is on or following the 15/th/ day of each month, the actual cash receipts and disbursements for the previous month with a comparison report explaining variances between projections and actual results."

                     (v) Section 11.1(g) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "Forecast. Within 30 days after end of each fiscal
                     quarter, a consolidated income statement, balance sheet and cash flow forecast for the following eight fiscal quarters on a quarter by quarter basis."

                     (vi) Section 11.1(k) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "RESERVED"

                            And all references to such Section shall be deleted.

                     (vii) Section 11.1(m) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "RESERVED"

                            And all references to such Section shall be deleted.

                     (viii) Section 11.1(n) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "RESERVED"

                            And all references to such Section shall be deleted.

                     (ix) Section 11.1(p) of the Credit Agreement is hereby amended to state in its entirety as follows:

                            "On or before the first Thursday that is on or
                     following the 15/th/ day of each month, or more frequently if requested by the Majority Lenders, a Borrowing Base Certificate as of the end of the previous month with such detail as may be requested by the Majority Lenders."

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                     (x)    Section 11.6 of the Credit Agreement is hereby
       amended to state in its entirety as follows:

                            "Financial Ratios and Restrictions.

                            (a)    Financial Covenants:

                                   (i)    The Borrower and its Subsidiaries
                            shall have EBITDA (A) as at the end of each fiscal month through August 31, 2003 for the twelve fiscal months then ending and (B) as at the end of each fiscal quarter thereafter, for the four fiscal quarters then ending, of not less than the amounts set forth on Schedule 11.6(a)(i).

                                   (ii)   The Borrower shall not permit the
                            consolidated Capital Expenditures for the Borrower and its Subsidiaries (A) computed as at the end of each fiscal quarter on a cumulative basis from June 1, 2002 to the end of such fiscal quarter through August 31, 2003 and (B) for each fiscal year ending on or after August 31, 2004, to exceed the amount set forth in Schedule 11.6(a)(ii).

                                   (iii)  The Borrower shall have revenue
                            amounts for itself and its Subsidiaries (A) as at any month end on or prior to August 31, 2003 for the three months then ending and (B) as at any fiscal quarter end thereafter for the four fiscal quarter period then ending, not less than the amount set forth in Schedule 11.6(a)(iii).

                                   (iv)   The Borrower shall not permit its
                            Fixed Charge Coverage Ratio (A) as at any fiscal month end on or prior to August 31, 2003 for the twelve months then ending and (B) as at any fiscal quarter end thereafter for such quarter to be less than the ratio set forth in Schedule 11.6(a)(iv) for the four fiscal quarters then ending set forth in said Schedule.

                                   (v)    The Borrower shall not permit its
                            Leverage Ratio (A) as at any fiscal month end on or prior to August 31, 2003 for the twelve months then ending and (B) as at any fiscal quarter end thereafter for the four fiscal quarters then ending to be greater than the amount set forth in Schedule 11.6(a)(v); provided, that if the Leverage Ratio listed in Schedule 11.6(a)(v) is negative because EBITDA is a negative number, then the Borrower shall cause the ratio to be a positive amount, or a negative amount less (i.e. further from zero) than the number listed on such Schedule.

                                   (vi) The Borrower shall not permit the Cash Restructuring Expenses for it and its Subsidiaries for the period from the date hereof through August 31, 2003 to exceed

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                            $15,000,000. The Borrower and its Subsidiaries shall
                            not incur any Cash Restructuring Expenses after August 31, 2003.

                            (b) Adjustments. In connection with any sale of assets permitted by this Agreement or consented to by the Majority Lenders and assuming application of Net Proceeds as required hereunder, the covenants under this Section
                     11.6 shall be adjusted, with the amount of such adjustment determined by mutual agreement of the Majority Lenders and the Borrower."

                     (xi) Section 11.17 of the Credit Agreement is hereby amended to state in its entirety as follows:

                     "Transactions with Affiliates. Not, and not permit any
              Subsidiary to, enter into or permit to exist any transaction, arrangement or contract with any of its Affiliates or any officer or director of the Borrower or any Affiliate which is on terms less favorable than would be available from a Person which is not an Affiliate. Nothing in this Section 11.17 shall prohibit any transaction expressly permitted by Section 7.2(c), Section 11.7,
              Section 11.20(a) or Section 11.21 or payments made under this Agreement or the Pre-Petition Credit Agreement."

                     (xii) Section 11.18 of the Credit Agreement is hereby amended to state in its entirety as follows:

                     "The Borrower's and Subsidiaries' Stock. Except pursuant to transactions permitted by Section 11.7, not take any action, or permit any of its Subsidiaries to take any action, which will, so long as any shares of capital stock or indebtedness of any corporation which is a Subsidiary at the date of this Agreement are owned by the Borrower or any Subsidiary, result in a decrease in the percentage of the outstanding shares in capital stock of such corporation owned at the date of this Agreement by the Borrower and its Subsidiaries."

                     (xiii) Section 11.21 of the Credit Agreement is hereby amended to state in its entirety as follows:

                     "Loans and Investments. Not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any other Person, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower, except for:

                            (a)    the Guaranties;

                            (b)    investments in Cash Equivalents;

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                            (c)    extensions of credit in the nature of
                     accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                            (d) Loans by the Borrower to, and investments by the Borrower in, any of its Subsidiaries or by any of its Subsidiaries in another of its Subsidiaries, except as prohibited under Article VII;

                            (e) loans and investments permitted under Section 7.2(c);

                            (f)    transactions permitted under Section 11.7;

                            (g) the purchase by the Borrower from Applied Power Credit Corporation or Barton Capital Corporation of the receivables subject to the Receivables Securitization; and

                            (h) transactions contemplated under the Bill of Sale, Assignment and Assumption Agreement, dated as of July 31, 2002, between Oldco and the Borrower."

                     (xiv) Section 11.22 of the Credit Agreement is hereby amended to state in its entirety as follows:

                     "Limitation on Debt and Subsidiary Debt. Not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Debt of the Borrower and Subsidiaries other than

                            (a) Pre-Petition Debt (or upon the effective date of the Plan or Reorganization, the new term debt to be issued pursuant to such plan in partial reinstatement of the Pre-Petition Debt);

                            (b)    the Obligations;

                            (c) Debt to RBS or National Westminister Bank PLC in connection with any foreign exchange facilities or BACS facilities not to exceed $1,000,000;

                            (d) Debt under Capital Leases existing on the date hereof and listed on Schedule 11.22(d);

                            (e) additional Debt not to exceed $15,000,000 at any time outstanding; and

                            (f) Debt to the Borrower or a Subsidiary to the extent the loan by the Borrower or Subsidiary would be permitted under Section 11.21."

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                  (xv)    Section 11.23 of the Credit Agreement is hereby
     amended by inserting the following clause at the end of such section:

                         "(c) cash payments to redeem warrants representing the
                  right to receive fractional shares of capital stock of the Borrower pursuant to the Plan."

            1.7   Amendments to Events of Default.

                  (i) Section 12.1(b) of the Credit Agreement is hereby amended by deleting the parenthetical phrases "(excluding Debt of the Borrower incurred prior to the Commencement Date)" and "(other than the obligations of the Debtors incurred prior to the Commencement Date)" where they appear in such Section.

                  (ii) Section 12.1(d) of the Credit Agreement is hereby amended by deleting the reference to "Section 11.1(e)" where it appears in such section.

                  (iii) Section 12.1(g) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Bankruptcy, Insolvency, etc. The Borrower or any of the
            Subsidiaries of the Borrower (other than any Dissolution Subsidiary) becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or the Borrower or any such Subsidiaries (other than any Dissolution Subsidiary) applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for the Borrower or such Subsidiary (other than any Dissolution Subsidiary) or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Borrower or any of the Subsidiaries of the Borrower (other than any Dissolution Subsidiary) or for a substantial part of its property and is not discharged within 30 days; or any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Subsidiary), is commenced in respect of the Borrower or any of the Subsidiaries of the Borrower, and, if such case or proceeding is not commenced by such Subsidiary, it is consented to or acquiesced in by such Subsidiary or remains for 30 days undismissed or an order for relief is entered in any such involuntary bankruptcy; or the Borrower or any Subsidiary of the Borrower takes any corporate action to authorize, or in furtherance of, any of the foregoing."

                  (iv) Section 12.1(q) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Judgments.  Final judgments which exceed an aggregate of
            $2,000,000 (excluding any portion thereof which is covered by insurance maintained with a responsible insurance company which has accepted a tender of defense and

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            indemnification without reservation of rights) shall be rendered against the Borrower or any of the Subsidiaries of the Borrower and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments."

                  (v) Section 12.1(r) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "RESERVED."

                  (vi) Section 12.1(t) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Confirmation Order. The Confirmation Order shall be vacated, modified, or otherwise altered or stayed after the effective date of the First Amendment and the effect thereof shall be adverse to the rights of the Lenders hereunder or under any of the Loan Documents, in the opinion of the Majority Lenders or to the rights of the Post-Petition Agent hereunder or under any of the Loan Documents in the opinion of the Post-Petition Agent."

                  (vii) Section 12.1(y) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Change in Management. Ninety days shall have elapsed after
            Richard G. Sim or Richard D. Carroll shall have ceased to have substantially the same duties and responsibilities as such individual has as of the effective date of the First Amendment in connection with the management of the Borrower and the Subsidiaries and such individual shall not have been replaced with an individual approved by the Majority Lenders."

                  (viii) Section 12.1(bb) of the Credit Agreement is hereby amended to state in its entirety as follows:

                                 "(i)   Any provision of any Collateral Document
                          shall for any reason (except as a result of any action or inaction on the part of any Lender or the Post-Petition Agent) cease to be valid and binding on or enforceable against the Borrower or any Subsidiary party thereto or the Borrower or any Subsidiary shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                                 (ii)   Any Collateral Document or Collateral
                          Documents shall for any reason (except as a result of any action or inaction on the part of any Lender or the Post-Petition Agent or pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest, if the effect thereof is to cause Collateral having an aggregate value in excess of $2,000,000 to no longer be covered by a perfected and first priority security interest."

            1.8   Amendment to Automatic Extension Article.

                  (i) Article XIII of the Credit Agreement is hereby deleted as well as deleting all references to Article XIII or any Section of
     Article XIII throughout the Credit Agreement.

            1.9   Amendments to Schedules and Exhibits.

                  (i) Schedule 1.2 of the Credit Agreement is hereby amended to state in its entirety as set forth on Schedule 1.2 attached hereto


                  (ii) Schedule 11.6 of the Credit Agreement is hereby amended to state in its entirety as set forth on Schedule 11.6 attached hereto.

                  (iii) Schedule 13.3 of the Credit Agreement is hereby deleted.

                  (iv) Exhibit F of the Credit Agreement is hereby amended to read in its entirety as provided in Exhibit F hereto.

     SECTION 2. ASSIGNMENT AND ASSUMPTION. The Borrower hereby assumes from Oldco and Oldco hereby assigns to Borrower all rights, duties and obligations under the Credit Agreement, as hereby amended and all other Loan Documents to which it is a party.

     SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Post-Petition Agent to the Borrower and the Lenders.

            3.1 Receipt of Documents. The Post-Petition Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Arrangers, and in form and substance satisfactory the Arrangers:

            (a) Amendment. This Amendment, duly executed by the Borrower, the Post-Petition Agent and the Lenders.

            (b)   Consents.  Consents of all Guarantors hereto.

            (c) Amendment and Confirmation. An amendment and confirmation (the "Amendment and Confirmation") with respect to the Collateral Documents and Guaranties in substantially the form attached as Exhibit A.

            (d) Organizational Documents and Resolutions of Borrower. Certified copies of organizational documents of the Borrower and resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance by the Borrower of this Amendment and the other documents provided for in this Amendment to be executed by the Borrower.

            (e) Incumbency and Signatures of Borrower. A certificate of the Secretary, an Assistant Secretary or a comparable officer of the Borrower certifying the names of the officer, officers or other authorized representatives of the Borrower authorized to sign this Amendment and the other documents provided for in this Agreement to be executed by the Borrower, together with a sample of the true signature of each such officer or authorized representative (it being understood that the Post-Petition Agent and each Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

            (f) Resolutions of Guarantors. With respect to the Guarantors, certified copies of resolutions of the Board of Directors of each Guarantor authorizing or ratifying the execution, delivery and performance by such Guarantor of the Amendment and Confirmation and the other documents provided for in this Amendment to be executed by such Guarantor.

            (g) Incumbency and Signatures of Guarantors. With respect to Guarantors, a certificate of the Secretary, an Assistant Secretary or a comparable officer of each Guarantor certifying the names of the officer, officers or other authorized representatives of such Guarantor authorized to sign the documents provided for in this Amendment to be executed by such Guarantor, together with a sample of the true signature of each such officer or authorized representative (it being understood that the Post-Petition Agent and each Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

            (h)   Opinions.  Legal opinions acceptable to the Majority Lenders.

            (i) Certificate. A certificate executed by the chief financial officer, treasurer or other duly authorized officer of the Borrower stating, among other things that, as of the effective date hereof, (i) no Default or Event of Default unrelated to the confirmation of the Plan shall be existing as of the effective date of such Plan, (ii) all representations and warranties contained in the Credit Agreement, as hereby amended, are true and correct,
(iii) the Borrower is Solvent, (iv) the Borrower is in compliance with all covenants set forth in the Credit Agreement, as hereby amended, (v) the Borrower has used its best efforts to obtain exit financing and (vi) the Plan has been consummated in accordance with the terms thereof; and

            (j) Assumption. Evidence satisfactory to the Lenders that the assets of Oldco have been transferred to the Borrower in connection with the Plan, the Borrower and its financial condition shall be satisfactory to all the Lenders, and the Borrower shall have assumed all obligations of the Oldco and the Oldco shall have assigned all the rights to the Borrower, in form and substance satisfactory to all the Lenders.

            (k) Confirmation Order. The Confirmation Order confirming the Plan, which shall contain nothing which purports to or could reasonably be interpreted to alter adversely affect or to revise, modify any of the outstanding Obligations or the Liens related thereto.

            (l) Collateral Documents. Such Collateral Documents and amendments to Collateral Documents as the Arrangers may reasonably request.

            3.2   Fees.   All accrued and unpaid fees, costs and expenses to the
extent then due and payable shall have been paid by the Borrower.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Post-Petition Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement and the other Loan Documents, and the Borrower additionally represents and warrants to the Post-Petition Agent and each Lenders as follows:

            4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not:

            (a)   contravene the Borrower's Organic Documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

            4.2 Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

            4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

            4.4 Investment Business. Neither the Borrower nor any of its Subsidiaries carries on, or will carry on, any activities, other than performance of the Obligations, which would constitute the carrying on of investment business in or from within Bermuda.

     SECTION 5. MISCELLANEOUS.

            5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

            5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Post-Petition Agent (including the fees and out-of-pocket expenses of counsel to the Post-Petition Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

            5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

            5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

            5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                             [SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         AWP LTD.

                         By:_________________________________
                         Name:
                         Title:


                         BANK OF AMERICA, NATIONAL ASSOCIATION, as
                         Post-Petition Agent and as U.S. Collateral Agent

                         By:_________________________________
                         Name:
                         Title:


                         GSC RECOVERY II, L.P.

                               By: GSC Recovery II GP, L.P., its general partner

                               By: GSC RII, LLC, its general partner

                               By: GSCP (NJ) Holdings, L.P., its sole member

                               By: GSCP (NJ), Inc., its general partner

                         By:_________________________________
                         Name:
                         Title:

                                         First Amendment to Post-Petition Credit
                                                                       Agreement

                          GSC RECOVERY IIA, L.P.

                              By: GSC Recovery IIA GP, L.P., its general partner

                              By: GSC RII, LLC, its general partner

                              By: GSCP (NJ) Holdings, L.P., its sole member

                              By: GSCP (NJ), Inc., its general partner

                          By:_________________________________
                          Name:
                          Title:


                          OAKTREE CAPITAL MANAGEMENT LLC, as Arranger

                          By:_________________________________
                          Name:
                          Title:


                          OCM PRINCIPAL OPPORTUNITIES FUND II, L.P. by Oaktree Capital Management, LLC, its General Partner

                          By:_________________________________
                          Name:
                          Title:


                          OCM OPPORTUNITIES FUND III, L.P. by Oaktree Capital Management, LLC, its General Partner

                          By:_________________________________
                          Name:
                          Title:


                          OCM OPPORTUNITIES FUND IV, L.P. by Oaktree Capital Management,LLC, its General Partner

                          By:_________________________________
                          Name:
                          Title:


                                         First Amendment to Post-Petition Credit
                                                                       Agreement

                                      O'CONNOR DISTRESSED TRADING MASTER LTD., by UBS O'Connor LLC, its investment advisor

                                      By:_________________________________
                                      Name:
                                      Title:


                                      PERRY PRINCIPALS, L.L.C.

                                      By:_________________________________
                                      Name:
                                      Title:


                                      ROYAL BANK OF SCOTLAND, PLC, as Arranger, as U.K. Collateral Agent and as a Bank

                                      By:_________________________________
                                      Name:
                                      Title:


                                      WILLIAM E. SIMON & SONS SPECIAL SITUATIONS
                                      PARTNERS II, L.P.

                                      By:_________________________________
                                      Name:
                                      Title:

                                         First Amendment to Post-Petition Credit
                                                                       Agreement

                              Agreement and Consent

         The undersigned Guarantors hereby agree and consent, as of the date and year first written above, to the terms and provisions of the First Amendment to the Post-Petition Multicurrency Superpriority Credit Agreement and agree that the Loan Documents executed by the undersigned Guarantors shall remain in full force and effect.

AIR CARGO EQUIPMENT (UK) LIMITED

By: __________________________________
Name:
Title:

APPLIED POWER CREDIT CORPORATION

By: __________________________________
Name:
Title:

APPLIED POWER LIMITED

By: __________________________________
Name:
Title:

APW BRASIL LTDA.

By: __________________________________
Name:
Title:

APW ELECTRONICS GROUP PLC

By: __________________________________
Name:
Title:

APW ELECTRONICS GMBH

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

APW ELECTRONICS LIMITED

By: __________________________________
Name:
Title:

APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED

By: __________________________________
Name:
Title:

APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED

By: __________________________________
Name:
Title:

APW ENCLOSURE SYSTEMS (UK) LIMITED

By: __________________________________
Name:
Title:

APW ENCLOSURE SYSTEMS HOLDING, INC.

By: __________________________________
Name:
Title:

APW ENCLOSURE SYSTEMS HOLDINGS LIMITED

By: __________________________________
Name:
Title:

APW ENCLOSURES SYSTEMS, LP by APW Enclosure
Systems Holding, Inc., its General Partner

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

APW ENCLOSURE SYSTEMS PLC

By: __________________________________
Name:
Title:

APW ENCLOSURE SYSTEMS, INC.

By: __________________________________
Name:
Title:

APW ENCLOSURES (DUBLIN) LIMITED

By: __________________________________
Name:
Title:

APW ENCLOSURES LIMITED

By: __________________________________
Name:
Title:

APW FINANCE LIMITED

By: __________________________________
Name:
Title:

APW GALWAY LIMITED

By: __________________________________
Name:
Title:

APW HOLDING B.V.

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

APW HOLDINGS (EUROPE) LTD.

By: __________________________________
Name:
Title:

APW HOLDINGS (UK) LTD.

By: __________________________________
Name:
Title:

APW INVESTMENTS UK LIMITED

By: __________________________________
Name:
Title:

APW MAYVILLE LLC

By: __________________________________
Name:
Title:

APW MAYVILLE Ltd

By: __________________________________
Name:
Title:

APW NETHERLANDS B.V.

By: __________________________________
Name:
Title:

APW NEW FOREST LIMITED

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

APW NORTH AMERICA, INC.

By: __________________________________
Name:
Title:

APW POWER SUPPLIES AS

By: __________________________________
Name:
Title:

APW POWER SUPPLIES LTD.

By: __________________________________
Name:
Title:

APW PRODUCTS AND SYSTEMS B.V.

By: __________________________________
Name:
Title:

APW WRIGHT LINE LLC

By: __________________________________
Name:
Title:

APW-ERIE, INC.

By: __________________________________
Name:
Title:

ASPEN MOTION TECHNOLOGIES INC.

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

BEELEY WOOD HOLDINGS LTD

By: __________________________________
Name:
Title:

C FAB DEVELOPMENTS LTD.

By: __________________________________
Name:
Title:

CIPRESMAD-CONSULTORES E SERVICOS LDA

By: __________________________________
Name:
Title:

CIPRESMAD HUNGARY GROUP FINANCING LLC

By: __________________________________
Name:
Title:

EDER INDUSTRIES INC.

By: __________________________________
Name:
Title:

ELECTRONIC SOLUTIONS

By: __________________________________
Name:
Title:

HIGH SPEED PRODUCTION (HOLDINGS) LTD

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

HOERMANN ELECTRONICS LIMITED

By: __________________________________
Name:
Title:

HOERMANN SECURITY SYSTEMS LTD.

By: __________________________________
Name:
Title:

HSP SHEFFIELD LTD

By: __________________________________
Name:
Title:

HSP STRATHCLYDE LTD

By: __________________________________
Name:
Title:

IMHOF-BEDCO LTD

By: __________________________________
Name:
Title:

IMHOF-BEDCO SPECIAL PRODUCTS LTD

By: __________________________________
Name:
Title:

IMHOF-BEDCO STANDARD PRODUCTS

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

INNOVATIVE METAL FABRICATION, INC.

By: __________________________________
Name:
Title:

J HIGGINS MANUFACTURING (IRELAND) LTD.

By: __________________________________
Name:
Title:

MCLEAN MIDWEST CORPORATION

By: __________________________________
Name:
Title:

MCLEAN WEST INC.

By: __________________________________
Name:
Title:

PRECISION FABRICATION TECHNOLOGIES INC.

By: __________________________________
Name:
Title:

TOWERFLAME LIMITED

By: __________________________________
Name:
Title:

WRIGHT LINE EUROPE B.V.

By: __________________________________
Name:
Title:


                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

WRIGHT LINE LIMITED

By: __________________________________
Name:
Title:

ZERO-EAST DIVISION, ZERO CORPORATION

By: __________________________________
Name:
Title:

                                         Guarantor Consent to First Amendment to
                                                  Post-Petition Credit Agreement

                                  Schedule 1.2

                                [To be Attached]

 [Will be the same as the Disclosure Schedule to the Term Loan Agreement (with the appropriate Item numbers)]

                                     1.2-1

                                  Schedule 11.6

                               Schedule 11.6(a)(i)

                                 EBITDA Covenant

                            --------------------------
                            Jun-02     5,991
                            --------------------------
                            Jul-02     (6,767)
                            --------------------------
                            Aug-02     (10,624)
                            --------------------------
                            Sep-02     (10,425)
                            --------------------------
                            Oct-02     (9,719)
                            --------------------------
                            Nov-02     (10,587)
                            --------------------------
                            Dec-02     (8,434)
                            --------------------------
                            Jan-03     (6,440)
                            --------------------------
                            Feb-03     (4,515)
                            --------------------------
                            Mar-03     (1,852)
                            --------------------------
                            Apr-03     2,641
                            --------------------------
                            May-03     5,421
                            --------------------------
                            Jun-03     11,960
                            --------------------------
                            Jul-03     21,589
                            --------------------------
                            Aug-03     25,344
                            --------------------------
                            Q1 2004    33,171
                            --------------------------
                            Q2 2004    40,723
                            --------------------------
                            Q3 2004    41,791
                            --------------------------
                            Q4 2004    43,367
                            --------------------------
                            Q1 2005    49,021
                            --------------------------
                            Q2 2005    54,787
                            --------------------------
                            Q3 2005    61,400
                            --------------------------
                            Q4 2005    69,095
                            --------------------------
                            Q1 2006    72,058
                            --------------------------
                            Q2 2006    77,154
                            --------------------------
                            Q3 2006    78,386
                            --------------------------
                            Q4 2006    75,605
                            --------------------------
                            Q1 2007    80,179
                            --------------------------
                            Q2 2007    84,752
                            --------------------------
                            Q3 2007    89,326
                            --------------------------
                            Q4 2007    93,899
                            --------------------------

                                     11.6-1

                              Schedule 11.6(a)(ii)

                          Capital Expenditure Covenant

                           --------------------------
                           Jun-02
                           --------------------------
                           Jul-02
                           --------------------------
                           Aug-02        5,250
                           --------------------------
                           Sep-02
                           --------------------------
                           Oct-02
                           --------------------------
                           Nov-02        9,975
                           --------------------------
                           Dec-02
                           --------------------------
                           Jan-03
                           --------------------------
                           Feb-03        14,700
                           --------------------------
                           Mar-03
                           --------------------------
                           Apr-03
                           --------------------------
                           May-03        19,950
                           --------------------------
                           Jun-03
                           --------------------------
                           Jul-03
                           --------------------------
                           Aug-03        25,200
                           --------------------------
                           Q1 2004
                           --------------------------
                           Q2 2004
                           --------------------------
                           Q3 2004
                           --------------------------
                           Q4 2004       26,250
                           --------------------------
                           Q1 2005
                           --------------------------
                           Q2 2005
                           --------------------------
                           Q3 2005
                           --------------------------
                           Q4 2005       31,500
                           --------------------------
                           Q1 2006
                           --------------------------
                           Q2 2006
                           --------------------------
                           Q3 2006
                           --------------------------
                           Q4 2006       39,900
                           --------------------------
                           Q1 2007
                           --------------------------
                           Q2 2007
                           --------------------------
                           Q3 2007
                           --------------------------
                           Q4 2007       43,050
                           --------------------------

                                     11.6-2

                              Schedule 11.6(a)(iii)

                                Revenue Covenant

                           ---------------------------
                           Jun-02        218,212
                           ---------------------------
                           Jul-02        205,807
                           ---------------------------
                           Aug-02        194,370
                           ---------------------------
                           Sep-02        189,650
                           ---------------------------
                           Oct-02        191,250
                           ---------------------------
                           Nov-02        190,000
                           ---------------------------
                           Dec-02        183,350
                           ---------------------------
                           Jan-03        180,500
                           ---------------------------
                           Feb-03        180,500
                           ---------------------------
                           Mar-03        190,000
                           ---------------------------
                           Apr-03        204,250
                           ---------------------------
                           May-03        218,500
                           ---------------------------
                           Jun-03        228,000
                           ---------------------------
                           Jul-03        228,000
                           ---------------------------
                           Aug-03        228,000
                           ---------------------------
                           Q1 2004       850,250
                           ---------------------------
                           Q2 2004       883,500
                           ---------------------------
                           Q3 2004       893,000
                           ---------------------------
                           Q4 2004       907,250
                           ---------------------------
                           Q1 2005       940,500
                           ---------------------------
                           Q2 2005       973,750
                           ---------------------------
                           Q3 2005       1,011,750
                           ---------------------------
                           Q4 2005       1,054,500
                           ---------------------------
                           Q1 2006       1,093,688
                           ---------------------------
                           Q2 2006       1,142,375
                           ---------------------------
                           Q3 2006       1,172,063
                           ---------------------------
                           Q4 2006       1,182,750
                           ---------------------------
                           Q1 2007       1,213,625
                           ---------------------------
                           Q2 2007       1,244,500
                           ---------------------------
                           Q3 2007       1,275,375
                           ---------------------------
                           Q4 2007       1,306,250
                           ---------------------------

                                     11.6-3

                              Schedule 11.6(a)(iv)

                         Fixed Charge Coverage Covenant

                            --------------------------
                            Jun-02        (0.39)
                            --------------------------
                            Jul-02        (0.67)
                            --------------------------
                            Aug-02        (0.83)
                            --------------------------
                            Sep-02        (0.90)
                            --------------------------
                            Oct-02        (0.95)
                            --------------------------
                            Nov-02        (1.07)
                            --------------------------
                            Dec-02        (1.13)
                            --------------------------
                            Jan-03        (1.19)
                            --------------------------
                            Feb-03        (1.43)
                            --------------------------
                            Mar-03        (1.78)
                            --------------------------
                            Apr-03        (2.03)
                            --------------------------
                            May-03        (1.64)
                            --------------------------
                            Jun-03        (1.04)
                            --------------------------
                            Jul-03        0.01
                            --------------------------
                            Aug-03        0.37
                            --------------------------
                            Q1 2004       0.95
                            --------------------------
                            Q2 2004       1.44
                            --------------------------
                            Q3 2004       1.38
                            --------------------------
                            Q4 2004       1.39
                            --------------------------
                            Q1 2005       1.51
                            --------------------------
                            Q2 2005       1.57
                            --------------------------
                            Q3 2005       1.69
                            --------------------------
                            Q4 2005       1.84
                            --------------------------
                            Q1 2006       1.70
                            --------------------------
                            Q2 2006       1.68
                            --------------------------
                            Q3 2006       1.50
                            --------------------------
                            Q4 2006       1.21
                            --------------------------
                            Q1 2007       1.37
                            --------------------------
                            Q2 2007       1.53
                            --------------------------
                            Q3 2007       1.70
                            --------------------------
                            Q4 2007       1.88
                            --------------------------

                                     11.6-4

                               Schedule 11.6(a)(v)

                             Leverage Ratio Covenant

                              -------------------------
                              Jun-02      122.43
                              -------------------------
                              Jul-02      (24.67)
                              -------------------------
                              Aug-02      (15.33)
                              -------------------------
                              Sep-02      (15.88)
                              -------------------------
                              Oct-02      (17.07)
                              -------------------------
                              Nov-02      (15.42)
                              -------------------------
                              Dec-02      (18.59)
                              -------------------------
                              Jan-03      (26)
                              -------------------------
                              Feb-03      (37.02)
                              -------------------------
                              Mar-03      (93.10)
                              -------------------------
                              Apr-03      67.29
                              -------------------------
                              May-03      33.76
                              -------------------------
                              Jun-03      15.31
                              -------------------------
                              Jul-03      8.48
                              -------------------------
                              Aug-03      7.24
                              -------------------------
                              Q1 2004     5.58
                              -------------------------
                              Q2 2004     4.37
                              -------------------------
                              Q3 2004     4.24
                              -------------------------
                              Q4 2004     4.04
                              -------------------------
                              Q1 2005     3.52
                              -------------------------
                              Q2 2005     2.91
                              -------------------------
                              Q3 2005     2.56
                              -------------------------
                              Q4 2005     2.20
                              -------------------------
                              Q1 2006     1.97
                              -------------------------
                              Q2 2006     1.71
                              -------------------------
                              Q3 2006     1.56
                              -------------------------
                              Q4 2006     1.50
                              -------------------------
                              Q1 2007     1.32
                              -------------------------
                              Q2 2007     1.15
                              -------------------------
                              Q3 2007     1.00
                              -------------------------
                              Q4 2007     0.86
                              -------------------------

                                     11.6-5

                              Schedule 11.6(a)(vi)

                           Cash Restructuring Covenant

                           ----------------------------
                           Jun-02         15,000
                           ----------------------------
                           Jul-02         15,000
                           ----------------------------
                           Aug-02         15,000
                           ----------------------------
                           Sep-02         15,000
                           ----------------------------
                           Oct-02         15,000
                           ----------------------------
                           Nov-02         15,000
                           ----------------------------
                           Dec-02         15,000
                           ----------------------------
                           Jan-03         15,000
                           ----------------------------
                           Feb-03         15,000
                           ----------------------------
                           Mar-03         15,000
                           ----------------------------
                           Apr-03         15,000
                           ----------------------------
                           May-03         15,000
                           ----------------------------
                           Jun-03         15,000
                           ----------------------------
                           Jul-03         15,000
                           ----------------------------
                           Aug-03         15,000
                           ----------------------------
                           Q1 2004        0
                           ----------------------------
                           Q2 2004        0
                           ----------------------------
                           Q3 2004        0
                           ----------------------------
                           Q4 2004        0
                           ----------------------------
                           Q1 2005        0
                           ----------------------------
                           Q2 2005        0
                           ----------------------------
                           Q3 2005        0
                           ----------------------------
                           Q4 2005        0
                           ----------------------------
                           Q1 2006        0
                           ----------------------------
                           Q2 2006        0
                           ----------------------------
                           Q3 2006        0
                           ----------------------------
                           Q4 2006        0
                           ----------------------------
                           Q1 2007        0
                           ----------------------------
                           Q2 2007        0
                           ----------------------------
                           Q3 2007        0
                           ----------------------------
                           Q4 2007        0
                           ----------------------------

                                     11.6-6

                                    Exhibit A

                       Form of Amendment and Confirmation

                                [To be Attached]

                                    Exhibit F

                             Intercreditor Agreement

                                [To be Attached]

                                      F-1